OPPENHEIMER BARING JAPAN FUND

Supplement dated April 20, 2009 to the Prospectus and

Statement of Additional Information dated September 26, 2008

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Baring Japan Fund (the “Fund”), each dated September 26, 2008.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into Oppenheimer International Growth Fund (“International Growth Fund”). The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and International Growth Fund. Pursuant to the Agreement, International Growth Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of International Growth Fund (the “Reorganization”). If the Reorganization takes place, Fund shareholders will receive shares of International Growth Fund equal in value to the value of the net assets of the shares of the Fund they held immediately prior to the Reorganization. The shares of International Growth Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any additional contingent deferred sales charge. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

The Reorganization is conditioned upon, among other things, approval by the Fund’s shareholders. Shareholders of record, as of May 14, 2009, will be entitled to vote on the Reorganization and will receive a combined proxy statement and prospectus describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be distributed to shareholders of record on or about May 29, 2009. The shareholder meeting is scheduled for July 31, 2009. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about August 7, 2009.

April 20, 2009                                                                                                                           PS0830.002